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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported):         January 14, 2002







                                   LIBBEY INC.
             (Exact name of registrant as specified in its charter)


         Delaware                    1-12084                  34-1559357
(State of incorporation)     (Commission File Number)        (IRS Employer
                                                           identification No.)
     300 Madison Avenue
        Toledo, Ohio                                              43604
(Address of principal executive offices)                        (Zip Code)


       Registrant's telephone number, including area code: (419) 325-2100







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ITEM 5. OTHER INFORMATION
-------------------------


         On January 14, 2002 Libbey Inc. (the "Company") through a press release announced that the United States Federal Trade Commission (FTC) today filed a complaint in the United States Federal District Court challenging the legality of Libbey's proposed acquisition of the Anchor Hocking business of Newell Rubbermaid.


         (c)    EXHIBITS

         Exhibit
            No.                     Description
            ---                     -----------

            99             Text of press release dated January 14, 2002.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                        LIBBEY INC.
                                        Registrant





Date:    January 16, 2002               By:      /s/ Kenneth G. Wilkes
     -------------------------             -------------------------------------
                                        Kenneth G. Wilkes
                                        Vice President, Chief Financial Officer
                                        (Principal Accounting Officer)








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                                  EXHIBIT INDEX

Exhibit No.                   Description                             Page No.
-----------                   -----------                             --------



     99          Text of press release dated January 14, 2002.        E-1